Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Taxes
Income Taxes

D.                        Income Taxes

The Predecessor’s financial statements for the period prior to the IPO include U.S. federal and state income tax as its income was reported and included as part of EQT’s consolidated federal tax return.  In conjunction with the contribution by EQT of the ownership of Equitrans to the Partnership immediately prior to the IPO, approximately $143.6 million of net current and deferred income tax liabilities were eliminated through equity. Effective July 2, 2012, as a result of its limited partnership structure, the Company is no longer subject to federal and state income taxes. For federal and state income tax purposes, all income, expenses, gains, losses and tax credits generated by the Company flow through to the unitholders, and accordingly, do not result in a provision for income taxes for the Company.

4.                          Income Taxes

The Predecessor’s financial statements for the period prior to the IPO include U.S. federal and state income tax as its income was reported and included as part of EQT’s consolidated federal tax return.  In conjunction with the contribution by EQT of the ownership of Equitrans to the Partnership immediately prior to the IPO, approximately $143.6 million of net current and deferred income tax liabilities were eliminated through equity. Effective July 2, 2012, as a result of its limited partnership structure, the Company is no longer subject to federal and state income taxes. For federal and state income tax purposes, all income, expenses, gains, losses and tax credits generated flow through to the owners, and accordingly, do not result in a provision for income taxes for the Company.

The components of the federal income tax expense (benefit) for the years ended December 31, 2012, 2011 and 2010 are as follows:

	Years Ended December 31,
	2012	2011	2010
	(Thousands)
Current:
Federal	$3,734	$6,473	$1,962
State	2,699	2,026	1,163
Subtotal	6,433	8,499	3,125
Deferred:
Federal	6,577	9,849	8,782
State	212	2,657	2,333
Subtotal	6,789	12,506	11,115
Amortization of deferred investment tax credit	(91)	(198)	(210)
Total	$13,131	$20,807	$14,030

Prior to the IPO, tax obligations were transferred to EQT. EQT’s consolidated federal income tax was allocated among the group’s members on a separate return basis with tax credits allocated to the members generating the credits.

Income tax expense differed from amounts computed at the federal statutory rate of 35% on pre-tax book income from continuing operations as follows:

	Years Ended December 31,
	2012	2011	2010
	(Thousands)
Tax at statutory rate	$23,953	$18,689	$11,645
Partnership income not subject to income taxes	(11,221)	—	—
State income taxes	1,892	3,044	2,272
Regulatory assets	(1,323)	(1,057)	21
Other	(170)	131	92
Income tax expense	$13,131	$20,807	$14,030

Effective tax rate	19.2%	39.0%	42.2%

For the years ended December 31, 2012, 2011 and 2010, the effective tax rates were 19.2%, 39.0%, and 42.2%, respectively. The lower rates in 2012 and 2011 were primarily the result of an increased benefit to equity AFUDC and during 2012, not recognizing taxes on the Company’s post-IPO income which is not subject to tax.

The following table reconciles the beginning and ending amount of reserve for uncertain tax positions (excluding interest and penalties):

	Years Ended December 31,
	2012	2011	2010
	(Thousands)
Beginning Balance	$1,903	$2,044	$1,953
Additions for the current year	—	15	581
Additions for the prior year	—	59	—
Reductions for the prior years	(1,903)	(215)	(490)
Settlements and statute expiration	—	—	—
Ending Balance	$—	$1,903	$2,044

Uncertain tax positions in the prior years were transferred to EQT in 2012 in connection with the IPO and the elimination of all current and deferred taxes.

In accounting for uncertainty in income taxes prior to the IPO, EQT utilized a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Included in the tabular reconciliation above at December 31, 2011 and 2010 are $1.7 million and $1.9 million, respectively, for tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The Company recognized interest and penalties accrued related to unrecognized tax benefits in income tax expense. Interest of $0.3 million is included in unrecognized tax benefits at December 31, 2011 and 2010. The total amount of unrecognized tax benefits, inclusive of interest, was $2.2 million and $2.4 million as of December 31, 2011 and 2010, respectively, and is included in other long-term liabilities on the balance sheet. The total amount of unrecognized tax benefits (excluding interest and penalties) that, if recognized, would affect the effective tax rate was $0.2 million and $0.1 million as of December 31, 2011 and 2010. There were no material changes to EQT’s methodology for determining unrecognized tax benefits during 2011 or 2010.

The following table summarizes the source and tax effects of temporary differences between financial reporting and tax basis of assets and liabilities:

	December 31,
	2012	2011
	(Thousands)
Deferred income taxes:
Total deferred income tax assets	$—	$(4,590)
Total deferred income tax liabilities	—	114,620
Total net deferred income tax liabilities	$—	$110,030
Total deferred income tax (assets)/liabilities:
PP&E tax deductions in excess of book deductions	$—	$105,104
Regulatory temporary differences	—	9,516
Postretirement benefits	—	(1,813)
Other	—	(2,777)
Total net deferred income tax liabilities (including amounts classified as current (assets) of $(1,513) in 2011)	$—	$110,030

At December 31, 2011, there was no valuation allowance relating to deferred tax assets as the entire balance was expected to be realized. The deferred tax liabilities principally consisted of temporary differences between financial and tax reporting for property, plant and equipment (PP&E) and regulatory assets. Included in the deferred income taxes and investment tax credits on the consolidated balance sheets are investment tax credits of $0.7 million at December 31, 2011.

Under the omnibus agreement, EQT has indemnified the Company from and against any losses suffered or incurred by the Company and related to or arising out of or in connection with any federal, state or local income tax liabilities attributable to the ownership or operation of the Partnership Assets (as defined in the Partnership Agreement) prior to the closing of the IPO. Therefore, the Company does not anticipate any future liabilities arising from the historical deferred tax liabilities.